Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 70% Portfolio
September 30, 2021
VF70-NPRT3-1121
1.837321.115
Equity Funds - 77.4%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	2,148,068	19,139,284
Fidelity Contrafund (a)	1,652,122	31,109,451
Fidelity Emerging Asia Fund (a)	95,430	6,100,827
Fidelity Emerging Markets Discovery Fund (a)	401,930	7,427,664
Fidelity Emerging Markets Fund (a)	527,957	24,381,064
Fidelity Equity-Income Fund (a)	736,555	51,838,772
Fidelity Europe Fund (a)	365,372	16,313,880
Fidelity Global Commodity Stock Fund (a)	2,369,498	36,561,355
Fidelity Gold Portfolio (a)	522,044	12,732,646
Fidelity International Capital Appreciation Fund (a)	1,247,170	36,492,195
Fidelity International Discovery Fund (a)	652,755	37,781,456
Fidelity International Enhanced Index Fund (a)	2,829,098	31,459,565
Fidelity International Small Cap Fund (a)	569,377	19,552,402
Fidelity International Small Cap Opportunities Fund (a)	755,495	21,161,420
Fidelity International Value Fund (a)	2,667,041	24,936,835
Fidelity Japan Smaller Companies Fund (a)	859,019	15,857,491
Fidelity Large Cap Value Enhanced Index Fund (a)	1,810,777	30,239,978
Fidelity Low-Priced Stock Fund (a)	1,171,343	61,647,763
Fidelity Overseas Fund (a)	2,588,454	172,468,709
Fidelity Pacific Basin Fund (a)	368,829	16,634,195
Fidelity Real Estate Investment Portfolio (a)	534,593	25,419,880
Fidelity Stock Selector All Cap Fund (a)	12,866,068	837,967,028
Fidelity U.S. Low Volatility Equity Fund (a)	4,160,741	47,973,344
Fidelity Value Discovery Fund (a)	717,502	26,117,058
TOTAL EQUITY FUNDS (Cost $1,157,922,427)		1,611,314,262

Fixed-Income Funds - 19.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	3,834,789	36,392,151
Fidelity High Income Fund (a)	2,471,324	21,698,225
Fidelity Inflation-Protected Bond Index Fund (a)	5,514,769	63,033,812
Fidelity Long-Term Treasury Bond Index Fund (a)	4,568,193	66,193,113
Fidelity New Markets Income Fund (a)	392,014	5,703,809
Fidelity U.S. Bond Index Fund (a)	18,076,630	218,365,696
TOTAL FIXED-INCOME FUNDS (Cost $386,864,350)		411,386,806

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (b) (Cost $50,402,812)	50,392,734	50,402,812

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 10/14/21 to 12/23/21 (d) (Cost $7,859,522)	7,860,000	7,859,567

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,603,049,111)	2,080,963,447
NET OTHER ASSETS (LIABILITIES) - 0.0%	467,727
NET ASSETS - 100.0%	2,081,431,174

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	405	Dec 2021	87,029,438	3,751,622	3,751,622
ICE E-mini MSCI EAFE Index Contracts (United States)	84	Dec 2021	9,521,400	450,780	450,780
ICE MSCI Emerging Markets Index Contracts (United States)	582	Dec 2021	36,246,960	1,711,561	1,711,561

TOTAL FUTURES CONTRACTS					5,913,963
The notional amount of futures sold as a percentage of Net Assets is 6.4%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,859,567.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	16,877,015	135,654,441	102,128,570	8,086	(74)	-	50,402,812	0.1%
Total	16,877,015	135,654,441	102,128,570	8,086	(74)	-	50,402,812

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	2,771,627	15,912,067	-	2,458,152	-	455,590	19,139,284
Fidelity Contrafund	29,547,831	5,589,766	8,402,501	787,032	1,112,989	3,261,366	31,109,451
Fidelity Emerging Asia Fund	6,939,423	544,099	1,040,659	-	113,338	(455,374)	6,100,827
Fidelity Emerging Markets Discovery Fund	7,079,226	704,813	1,049,081	-	93,660	599,046	7,427,664
Fidelity Emerging Markets Fund	25,128,337	2,704,546	3,879,974	-	792,596	(364,441)	24,381,064
Fidelity Equity-Income Fund	52,452,406	5,793,389	13,749,606	1,317,796	1,687,853	5,654,730	51,838,772
Fidelity Europe Fund	15,405,687	922,637	814,361	-	51,392	748,525	16,313,880
Fidelity Floating Rate High Income Fund	-	36,415,425	213,345	232,195	(115)	190,186	36,392,151
Fidelity Global Commodity Stock Fund	24,098,218	9,229,580	889,225	-	(5,591)	4,128,373	36,561,355
Fidelity Gold Portfolio	16,918,576	5,707,492	6,590,054	-	608,181	(3,911,549)	12,732,646
Fidelity High Income Fund	20,220,136	1,792,219	414,337	643,386	(568)	100,775	21,698,225
Fidelity Inflation-Protected Bond Index Fund	62,165,391	22,974,895	23,943,287	2,221	850,838	985,975	63,033,812
Fidelity International Capital Appreciation Fund	34,336,173	2,073,878	1,838,387	-	167,616	1,752,915	36,492,195
Fidelity International Discovery Fund	34,482,157	2,073,878	1,849,753	-	74,387	3,000,787	37,781,456
Fidelity International Enhanced Index Fund	28,849,917	1,846,840	1,573,500	-	80,803	2,255,505	31,459,565
Fidelity International Small Cap Fund	17,363,245	1,039,238	925,028	-	84,703	1,990,244	19,552,402
Fidelity International Small Cap Opportunities Fund	17,638,017	1,047,841	-	-	-	2,475,562	21,161,420
Fidelity International Value Fund	22,459,327	1,384,677	1,208,096	-	55,239	2,245,688	24,936,835
Fidelity Japan Fund	24,807,052	607,576	25,975,738	-	7,708,736	(7,147,626)	-
Fidelity Japan Smaller Companies Fund	17,811,632	-	2,563,689	-	159,414	450,134	15,857,491
Fidelity Large Cap Value Enhanced Index Fund	29,380,991	2,356,767	7,325,691	-	1,310,310	4,517,601	30,239,978
Fidelity Long-Term Treasury Bond Index Fund	20,477,412	50,014,375	1,035,543	1,022,592	(25,441)	(3,237,690)	66,193,113
Fidelity Low-Priced Stock Fund	60,301,675	10,181,106	15,025,980	4,879,065	1,214,121	4,976,841	61,647,763
Fidelity New Markets Income Fund	14,949,343	1,127,642	9,944,376	370,687	(488,697)	59,897	5,703,809
Fidelity Overseas Fund	152,832,428	9,692,670	8,231,349	-	482,809	17,692,151	172,468,709
Fidelity Pacific Basin Fund	16,109,840	922,636	865,471	-	44,393	422,797	16,634,195
Fidelity Real Estate Investment Portfolio	2,349,980	20,254,133	321,435	501,341	(1,219)	3,138,421	25,419,880
Fidelity Stock Selector All Cap Fund	734,822,564	39,635,640	41,831,570	-	1,246,962	104,093,432	837,967,028
Fidelity U.S. Bond Index Fund	253,066,745	14,872,005	42,225,423	3,001,230	1,403,401	(8,751,032)	218,365,696
Fidelity U.S. Low Volatility Equity Fund	43,235,549	2,633,957	1,133,364	106,651	5,199	3,232,003	47,973,344
Fidelity Value Discovery Fund	26,011,877	2,829,441	6,514,525	476,390	1,325,352	2,464,913	26,117,058
	1,814,012,782	272,885,228	231,375,348	15,798,738	20,152,661	147,025,745	2,022,701,068

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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